UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2012

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On April 17, 2012, the Board of Directors of Johnson & Johnson (the “Company”) approved amendments to Section 4 of Article IV of the Company's amended By-Laws to allow for the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company to be held by different individuals. Other non-substantive technical amendments were also made to the By-Laws. The amended By-Laws are attached as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description

3.1        Johnson & Johnson By-Laws, as amended April 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
April 19, 2012	By:	/s/ Douglas K. Chia
Douglas K. Chia
Secretary